                                                                                            Exhibit 10.25

PURCHASE AGREEMENT No. 1977 SUPPLEMENT No. 21

PURCHASE AGREEMENT No. 1977 SUPPLEMENT No. 21 (this “Agreement”) dated November 20, 2007 between The Boeing Company (“Boeing”) and American Airlines, Inc. (“Customer”).

R E C I T A L S:

A.
Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1977, dated October 31, 1997, as amended and supplemented, (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

B.	Pursuant to Letter Agreement No. 6-1162-AKP-075 (the “Rights Letter”), Boeing and Customer have agreed to, among other things, treatment of aircraft Purchase Rights.

C.	Pursuant to Letter Agreement No. 6-1162-LAJ-936, Boeing and Customer have agreed to, among other things, treatment of acceleration of Deferred Aircraft.

D.
Pursuant to Purchase Agreement No. 1977 Supplement Agreement No. 19 (“SA 19”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

E.	Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1.	Amendment to Reflect Customer’s[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.1.	The Purchase Agreement is amended and supplemented to reflect the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2.	Pursuant to Section 6 of SA 19, as revised in Table 1(R1) in SA-20, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	Amendment to Reflect Customer’s Exercise of MADP Rights.

2.1.
The Purchase Agreement is amended and supplemented to reflect the exercising of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Rights Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Customer with the Scheduled Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (“Exercised MADP Aircraft”).

2.2.	The Scheduled Delivery Month and Advanced Payment Schedule for the aircraft are set forth in Table 1A, attached hereto.

3.	Amendments to Purchase Agreement. The Purchase Agreement is amended and supplemented, to reflect the addition of Table 1A, as follows:

Article 1.                      Quantity, Model and Description.

Boeing will manufacture and sell to Customer, and Customer will purchase, the Aircraft conforming to the Detail Specification, all in accordance with the terms of this Purchase Agreement. The quantity of Aircraft is specified in Table 1 and Table 1A (collectively “Table 1”) attached hereto and made a part hereof for all purposes.

4.
Table of Contents.  The Table of Contents dated August 2007 is replaced in its entirety with the revised Table of Contents dated November 2007 (Attachment A hereto) to reflect amendments made to the Purchase Agreement by this Agreement.

5.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.1.
Table 1(R1) to the Purchase Agreement is hereby replaced in its entirety with the revised Table 1(R2) attached hereto and hereby made a part of the Purchase Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].In addition, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.2.
In recognition of the fact the configuration of Customer’s Model 737-823 Aircraft is in the process of being updated, the previously selected Optional Features that were selected during initial configuration for the Deferred Aircraft will be incorporated in Table 1(R2) as a placeholder until Customer selects Optional Features or other desired amendments to the Detail Specification (”Configuration Changes”). The effects of all Configuration Changes, which are mutually agreed upon between Boeing and Customer for incorporation into the Detail Specification will be incorporated into Exhibit A by written amendment no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.
MADP and QADP Rights.  Pursuant to SA 20, Attachment B (R1) and Attachment C (R1) to the Rights Letter are hereby replaced in its entirety with the revised Attachment B (R2) and Attachment C (R2) attached hereto and hereby made part of the Purchase Agreement. The revised number of certain Customer MADP rights and QADP rights pursuant to this Agreement are reflected in the attached Attachment B (R2) and Attachment C (R2) hereto.

7.
Supplement Exhibit BFE1. Supplement Exhibit BFE1 is hereby replaced in its entirety with the revised Supplement Exhibit BFE1 (R2) attached hereto and hereby made part of the Purchase Agreement. The updated on-dock dates for all contracted firm Aircraft thru December 2013 are reflected in the attached Supplement Exhibit BFE1 (R2).

8.	Advance Payment Application and Advance Payments for Aircraft.

8.1.
Schedule 1(R1) to SA 20 (the Advance Payment Schedule) is hereby replaced in its entirety with the revised Schedule 1(R2) attached hereto and hereby made part of the Purchase Agreement. The revised Schedule 1(R2) reflecting the Advance Payments (“the Paid Advance Payments”) applied to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to this Agreement are reflected in the attached Schedule 1(R2).

8.2.	Due at signing of this Agreement, Customer owes Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.
Effect on Purchase Agreement.  Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC. By /s/ Beverly Goulet ItsVP Corporate Development and Treasurer	THE BOEING COMPANY By/s/ Thomas R. Winter Its Attorney-In-Fact

Attachments:

Attachment A, Table of Contents (R2) to Purchase Agreement No. 1977

Table 1(R2) to Purchase Agreement No. 1977, 737-800 Aircraft Delivery, Description, Price and Advance Payments

Table 1A to Purchase Agreement No. 1977, 737-800 Exercised Option Delivery, Description, Price and Advance Payments

Schedule 1(R2) to Table 1(R1) to Purchase Agreement No. 1977, 737-823 Advance Payment Schedule

Attachment B (R2) to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

Attachment C (R2) to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

Supplement Exhibit BFE1 (R2) to Purchase Agreement No. 1977, 737-823 BFE Variables

TABLE OF CONTENTS

 SA
ARTICLES NUMBER

1.                   Quantity, Model and Description                                                                                                 SA21

2.                   Delivery Schedule

3.                   Price

4.                   Payment

5.                   Miscellaneous

TABLE

1 (R2)                 Aircraft Delivery, Description, Price and SA21
Advance Payments
-Schedule 1 (R2)
       1A Option Aircraft Delivery, Description, Price and                               SA21
Advance Payments

EXHIBITS

A.                   Aircraft Configuration

B.                   Aircraft Delivery Requirements and Responsibilities

C.                   Defined Terms

SUPPLEMENTAL EXHIBITS

     AE1                      Escalation Adjustment Airframe and Optional Features SA20

BFE1(R2)                    BFE Variables SA21

CS1                  Customer Support Variables

SLP1                   Service Life Policy Components

EE1                  Engine Escalation, Engine Warranty and Patent Indemnity

LETTER AGREEMENTS

6-1162-AKP-070                                   Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-071                                   Purchase Obligations

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6-1162-AKP-074R2                                   Business Considerations

6-1162-AKP-075                                   Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B(R2) SA21
- Attachment C(R2) SA21

6-1162-AKP-076                                   Aircraft Performance Guarantees

6-1162-AKP-077                                   Spares Matters

6-1162-AKP-078                                   Model 737 Miscellaneous Commitments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6-1162-AKP-080                                   Installation of Cabin Systems Equipment

6-1162-AKP-081                                   Model 737 Maintenance Cost Commitment

6-1162-AKP-082                                   Confidentiality

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6-1162-AKP-117                                   Delivery Schedule

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Table 1(R2) to Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Table 1A to Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA No. 1977                                                                Schedule 1(R2) to Table 1(R2) to
SA21                                                      Purchase Agreement 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Attachment B (R2) to Letter Agreement 6-1162-AKP-075 (Model 737)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977 – SA 21

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.           Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                                                           *TBD

Galley Inserts                                                                           *TBD

Seats (passenger)                                                                           Complete

Cabin Systems Equipment                                                                                     *TBD

Miscellaneous Emergency Equipment                                                                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Cargo Handling Systems                                                                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]to Cargo Handling System on-dock date.

* Dates to be mutually agreed to no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           On-dock Dates

On or before[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Provision Kits
Winglets

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.